NON-QUALIFIED STOCK OPTION AGREEMENT


AGREEMENT made as of the 1st day of March, 2005, between GRIFFON CORPORATION, a Delaware corporation, (hereinafter called the "Company") and ERIC EDELSTEIN (hereinafter called "Optionee").

                              W I T N E S S E T H:

WHEREAS, concurrently herewith the Company and the Optionee intend to enter into an employment agreement (the "Employment Agreement") pursuant to which the Optionee shall be employed as an Executive Vice President and Chief Financial Officer of the Company; and

WHEREAS, in order to induce Optionee to enter into the Employment Agreement, the Company has determined that it is advisable to grant to Optionee an award of certain options to purchase the Company's common stock, par value $.25 per share (the "Common Stock"); and

WHEREAS, the Optionee is only willing to enter into the Employment Agreement if the Company enters into this option agreement.

NOW, THEREFORE, in consideration of the premises and the mutual covenants hereinafter set forth, the parties hereto agree as follows:

     1.   Grant of Option.  The Company  hereby  grants to Optionee an option to
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          purchase  a total of 250,000  shares of the  authorized  and  unissued
          Common Stock of the Company (the "Option") at an exercise price of $22.94 per share, which is the closing price of the Common Stock on the date hereof. The within Option is immediately vested and is exercisable in accordance with Section 2 hereof.

     2.   Exercisability  and Term of Option. The within Option may be exercised
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          at any time before the Expiration Date in the following amounts:

             As to 50% of the shares of Common Stock, on or after March 1, 2006

             As to 100% of the shares of Common Stock, on or after March 1, 2007

          The rights represented by this Option are exercisable at the option of the holder hereof in whole at any time, or in part from time to time, within the periods above specified at the price specified in Section 1 hereof. The within Option may be exercised by Optionee at any time prior to February 28, 2012 (the "Expiration Date"); provided, that in the event of the prior termination or expiration of the Employment Agreement or Optionee's employment with the Company on or before March 1, 2007, whether under the Employment Agreement or otherwise, the Optionee shall have until May 1, 2007 to exercise the within Option; provided, further, that in the event of any termination or expiration of the Employment Agreement or Optionee's employment with the Company prior to the Expiration Date but after March 1, 2007, whether under the Employment Agreement or otherwise, the Optionee shall have a period of sixty (60) days from such termination or expiration to exercise the within Option, but in no event shall the Option be exercisable after the Expiration Date.


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     3.   Anti-dilution. The price per share at which shares of Common Stock may
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          be purchased hereunder,  and the number of such shares to be purchased upon exercise hereof, are subject to change or adjustment as follows:

          (A) In case the Company shall, while this Option remains unexercised, in whole or in part, and in force, effect a recapitalization of such character that the shares of Common Stock purchasable hereunder shall be changed into or become exchangeable for a larger or smaller number of shares, then, after the date of record for effecting such recapitalization, the number of shares of Common Stock which the holder hereof shall be entitled to purchase hereunder shall be increased or decreased, as the case may be, in direct proportion to the increase or decrease in the number of shares of Common Stock by reason of such recapitalization, and the purchase price hereunder per share of such recapitalized Common Stock shall, in the case of an increase in the number of such shares, be proportionately reduced, and in the case of a decrease in the number of such shares, shall be proportionately increased. For the purpose of this subsection (A), a stock dividend, stock split up or reverse split shall be considered as a recapitalization and as an exchange for a larger or smaller number of shares, as the case may be.

          (B) In the case of any consolidation of the Company with, or merger of the Company into, any other Company, or in case of any sale or conveyance of all or substantially all of the assets of the Company in connection with a plan of complete liquidation of the Company, then, as a condition of such consolidation, merger or sale or conveyance, adequate provision shall be made whereby the holder hereof shall thereafter have the right to purchase and receive, upon the basis and upon the terms and conditions specified in this Option and in lieu of shares of Common Stock immediately theretofore purchasable and receivable upon the exercise of the rights represented hereby, such shares of stock or securities as may be issued in connection with such consolidation, merger or sale or conveyance with respect to or in exchange for the number of outstanding shares of Common Stock immediately therefore purchasable and receivable upon the exercise of the rights represented hereby had such consolidation, merger or sale or conveyance not taken place, and in any such case appropriate provision shall be made with respect to the rights and interests of the holder of this Option to the end that the provisions hereof shall be applicable as nearly as may be in relation to any shares of stock or securities thereafter deliverable upon the exercise hereof.

     4.   Non-Transferability  of Option. The Option granted under this
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          Agreement shall not be transferable otherwise than by will or the laws of descent and distribution or to the extent permitted by the Board of Directors of the Company or the Compensation Committee of the Board of Directors.

     5.   Purchase for  Investment.  To the extent that, at the time of exercise
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          of the within Option,  the underlying  shares have not been registered for sale under the Securities Act or 1933, as amended, the Optionee represents, on behalf of himself and any transferees permitted by the terms of the Plan, that any shares of Common Stock purchased pursuant to this Agreement will be acquired in good faith for investment and not for resale or distribution, and Optionee on behalf of himself and said person or persons, agrees that each notice of the exercise of the within Option shall contain or be accompanied by a representation in writing signed by him or said person or persons, as the case may be, in form satisfactory to the Company, that the shares of Common Stock to be purchased pursuant to such notice are being so acquired and will not be sold except in compliance with applicable securities laws.


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     6.   Covenant of the  Company.  The Company  covenants  and agrees that all
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          shares may be  delivered  upon the  exercise  of this Option and will, upon delivery, be fully paid and non-assessable, and, without limiting the generality of the foregoing, the Company covenants and agrees that it will at all times to reserve or hold available a sufficient number of shares of Common Stock to cover the number of shares issuable upon the exercise of this Option.

     7.   Rights as Shareholder. This Option shall not entitle the holder hereof
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          to any voting rights or other rights as a shareholder  of the Company, or to any other rights whatsoever except the rights herein expressed, and no dividends shall be payable or accrue in respect of this Option or the interest represented hereby or the shares purchasable hereunder until or unless, and except to the extent that, this Option shall be exercised.

     8.   Information.  The  Company  will transmit to the holder of this Option
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          such information,  documents and reports as are generally  distributed to shareholders of the Company concurrently with the distribution thereof to such shareholders.

     9.   Notices.  Notices  to be given to the holder of this  Option  shall be
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          deemed  to have  been  sufficiently  given  if  delivered  or  mailed, addressed in the name and at the address of such holder appearing in the records of the Company, and if mailed, sent first class registered or certified mail, postage prepaid. The address of the Company is 100 Jericho Quadrangle, Jericho, New York 11753, and the Company shall give written notice of any change of address to the holder hereof.

     10.  Applicable  Law.  This  Agreement  and the legal  relations  among the
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          parties  hereto shall be governed by and construed in accordance  with the laws of the State of New York applicable to contracts made and performed therein.

     11.  Consent to Jurisdiction  and Waivers.  The parties hereto  irrevocably
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          consent that any legal action or proceeding against any of them under, arising out of or in any manner relating to, this Agreement or any other document delivered in connection herewith, may be brought in any court of the State of New York located within Nassau County or in the United States District Court for the Eastern District of New York. By the execution and delivery of this Agreement, the parties expressly and irrevocably consent and submit to the personal jurisdiction of any of such courts in any such action or proceeding. The parties further irrevocably consent to the service of any complaint, summons, notice or other process relating to any such action or proceeding by delivery thereof to it by hand or by any other manner permitted by law. The parties hereby expressly and irrevocably waive any claim or defense in any such action or proceeding based on any alleged lack of personal jurisdiction, improper venue or forum non convenient or any similar basis.


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     IN WITNESS  WHEREOF,  the Company has caused this Option to be executed and delivered as of the date first above written.



                                      GRIFFON CORPORATION


                                      By: /s/Patrick Alesia
                                      --------------------------------
                                      PATRICK ALESIA, Vice President



                                      /s/Eric Edelstein
                                      --------------------------------
                                      ERIC EDELSTEIN, Optionee